UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of1934

                         Date of Report:  June 30, 1997

                        COMMISSION FILE NUMBER: 0-19064

                                 NEMDACO, INC.
              ----------------------------------------------------
              Exact name of Registrant as specified in its charter

          Colorado                                      84-1027731
          --------                                      ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

9 Buckskin Road,
Bell Canyon,   California                                   91307

(Address of principal executive
offices)                                                   Zip Code

Registrant's telephone number, including area code:  (818) 884-4770

Former name, former address and former fiscal year, if changed since last report:


ITEM 1: NOTICE REGARDING TERMINATION OF NEGOTIATIONS TO ACQUIRE 70% of GULFPAC USA.

The Corporation advises that it has terminated all negotiations to acquire seventy (70%) of GulfPac USA and its Subsidiary Companies due to the Company's inability to complete the due diligence required to close the acquisition or to obtain the financing need to support the proposed acquisitions ongoing operations.

ITEM 2: NOTICE REGARDING TERMINATION OF NEGOTIATIONS TO ACQUIRE 70% OF HYDROPONIX, INC.

The Corporation advises that it terminated all negotiations to acquire seventy (70%) of Hydroponix, Inc., due to the Company's inability to complete the necessary due diligence to close the proposed transaction or to obtain the required financing for the proposed acquisition.


                                   SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              NEMDACO, INC.
                                              (Registrant)


                                             /S/ Jeff Bender
                                            By: Jeff Bender
Chairman of the Board of Directors
Date: June 30, 1997